Joint Filing Statement
     We, the undersigned, hereby express our agreement that the attached Schedule 13D is, and any further amendments thereto signed by each of the undersigned shall be, filed on behalf of each of us pursuant to and in accordance with the provisions of Rule 13d-1(k) under the Securities Exchange Act of 1934. This agreement may be terminated with respect to the obligations to jointly file future amendments to such statement on Schedule 13D as to any of the undersigned upon such person giving written notice thereof to each of the other persons signatory hereto, at the principal office thereof.
Dated: May 29, 2009

TARGA RESOURCES INVESTMENTS INC.
By:	/s/ Paul W. Chung
	Name:	Paul W. Chung
	Title:	Executive Vice President, General Counsel and Secretary

TARGA RESOURCES INVESTMENTS SUB INC.
By:	/s/ Paul W. Chung
	Name:	Paul W. Chung
	Title:	Executive Vice President, General Counsel and Secretary

TARGA RESOURCES, INC.
By:	/s/ Paul W. Chung
	Name:	Paul W. Chung
	Title:	Executive Vice President, General Counsel and Secretary

TARGA RESOURCES LLC
By:	/s/ Paul W. Chung
	Name:	Paul W. Chung
	Title:	Executive Vice President, General Counsel and Secretary

TARGA RESOURCES II LLC
By:	/s/ Paul W. Chung
	Name:	Paul W. Chung
	Title:	Executive Vice President, General Counsel and Secretary

TARGA RESOURCES HOLDINGS GP LLC
By:	/s/ Paul W. Chung
	Name:	Paul W. Chung
	Title:	Executive Vice President, General Counsel and Secretary

TARGA RESOURCES HOLDINGS LP
By:	Targa Resources Holdings GP LLC, its general partner

By:	/s/ Paul W. Chung
	Name:	Paul W. Chung
	Title:	Executive Vice President, General Counsel and Secretary

TARGA MIDSTREAM GP LLC
By:	/s/ Paul W. Chung
	Name:	Paul W. Chung
	Title:	Executive Vice President, General Counsel and Secretary

TARGA MIDSTREAM SERVICES LIMITED PARTNERSHIP
By:	Targa Midstream GP LLC, its general partner

By:	/s/ Paul W. Chung
	Name:	Paul W. Chung
	Title:	Executive Vice President, General Counsel and Secretary

TARGA GP INC.
By:	/s/ Paul W. Chung
	Name:	Paul W. Chung
	Title:	Executive Vice President, General Counsel and Secretary

TARGA LP INC.
By:	/s/ Paul W. Chung
	Name:	Paul W. Chung
	Title:	Executive Vice President, General Counsel and Secretary